                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                                DANA CORPORATION
                                       AT

                              $15.00 NET PER SHARE
              PURSUANT TO THE OFFER TO PURCHASE DATED JULY 9, 2003
                                       BY

                            DELTA ACQUISITION CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF
                               ARVINMERITOR, INC.

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, AUGUST 28, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

             By Mail:                           By Hand:                    By Overnight Delivery:
                                     Computershare Trust Company of
  Computershare Trust Company of                New York                Computershare Trust Company of
             New York                      Wall Street Plaza                       New York
       Wall Street Station             88 Pine Street, 19th Floor             Wall Street Plaza
          P.O. Box 1010                    New York, NY 10005             88 Pine Street, 19th Floor
     New York, NY 10268-1010                                                  New York, NY 10005
                                             By Facsimile:
                                    (For Eligible Institutions Only)
                                             (212) 701-7636
                                       Confirmation of Receipt of
                                               Facsimile:
                                          (By Telephone Only)
                                             (212) 701-7624

     ALL QUESTIONS AND REQUESTS FOR ASSISTANCE REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, MACKENZIE PARTNERS, INC., OR TO THE DEALER MANAGER, UBS SECURITIES LLC, AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS LISTED AT THE END OF THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                        SHARES TENDERED
      APPEAR(S) ON SHARE CERTIFICATE(S)))              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                           TOTAL
                                                                         NUMBER OF
                                                                          SHARES
                                                                        REPRESENTED         NUMBER OF
                                                     CERTIFICATE            BY               SHARES
                                                     NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                                     -------------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                               Total Shares
------------------------------------------------------------------------------------------------------

 * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction
     4.

------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF RIGHTS TENDERED
------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                        RIGHTS TENDERED
     APPEAR(S) ON RIGHTS CERTIFICATE(S)))              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                           TOTAL
                                                                         NUMBER OF
                                                                          RIGHTS
                                                                        REPRESENTED         NUMBER OF
                                                     CERTIFICATE            BY               RIGHTS
                                                     NUMBER(S)+*      CERTIFICATE(S)*      TENDERED**
                                                     -------------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                       --------------------------------------------
                                                               Total Rights
------------------------------------------------------------------------------------------------------

 +   If the tendered Rights are represented by separate Rights
     Certificates, complete the certificate numbers of such Rights Certificates. Shareholders tendering Rights that are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
 * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction
     4.

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 12)

     THIS SECTION IS TO BE COMPLETED ONLY BY PARTICIPANTS IN THE DIVIDEND REINVESTMENT PLAN WHO WISH TO TENDER SHARES HELD BY THE DIVIDEND REINVESTMENT PLAN.

     [ ] Check here to instruct the Depositary to tender on behalf of the undersigned ALL the Shares credited to the Dividend Reinvestment Plan account of the undersigned (including any Shares purchased on or after July 9, 2003 and credited to such account, which are not reflected on the pre-addressed label).

     [ ] Check here to instruct the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:
         ---------------------------------------------

     This Letter of Transmittal is to be used either if (a) certificates for Shares and/or Rights (each as defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below)).

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     IF ANY OF THE CERTIFICATES REPRESENTING SHARES OR RIGHTS THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9.

     Unless the Rights are redeemed prior to the Expiration Date (as defined in the Offer to Purchase), holders of Shares are required to tender one Right for each Share tendered in order to effect a valid tender of such Share. If the Distribution Date (as defined in the Offer to Purchase) does not occur prior to the Expiration Date of the Offer (as defined below), a tender of Shares also constitutes a tender of the associated Rights. If, however, pursuant to the Rights Agreement (as defined below) or otherwise, the Distribution Date does occur and separate certificates ("Rights Certificates") have been distributed by the Company (as defined below) to holders of Shares prior to the time a holder's Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, Rights may be tendered prior to a shareholder receiving Rights Certificates by use of the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. In any case, a tender of Shares constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date that Rights Certificates are distributed. An "NYSE trading day" is a day on which the New York Stock Exchange is open for business. The Purchaser (as defined below) reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the associated Shares for payment pursuant to the Offer if the Distribution Date has occurred prior to the Expiration Date. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     Holders whose certificates for Shares ("Share Certificates") or, if applicable, Rights Certificates, are not immediately available (including if the Distribution Date has occurred but Rights Certificates have not yet been distributed by the Company) or who cannot complete the procedures for book-entry transfer on a timely basis or who cannot deliver all documents required hereby to the Depositary prior to the Expiration Date must tender their Shares and Rights in accordance with the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution ---------------------------------------------

       Account Number at Book-Entry Transfer Facility --------------------------

       Transaction Code Number -------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS SET FORTH IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) -------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery ------------------------

     Name of Institution that Guaranteed Delivery ------------------------------

     If Delivery is by Book-Entry Transfer check box  [ ]

       Name of Tendering Institution -------------------------------------------

       Account Number at Book-Entry Transfer Facility --------------------------

       Transaction Code Number -------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Delta Acquisition Corp., a Virginia corporation (the "Purchaser"), and a wholly owned subsidiary of ArvinMeritor, Inc., an Indiana corporation ("Parent"), (1) the above-described shares of common stock, par value $1.00 per share (the "Shares"), of Dana Corporation, a Virginia corporation (the "Company"), and (2) unless and until validly redeemed by the Board of Directors of the Company, the associated rights to purchase shares of Series A Junior Participating Preferred Stock, no par value, of the Company (the "Rights") issued pursuant to the Rights Agreement, dated as of April 25, 1996, (as amended from time to time, the "Rights Agreement"), by and between the Company and Chemical Mellon Shareholder Services, L.L.C., as Rights Agent, at a price of $15.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated July 9, 2003 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references herein to the Shares shall be deemed to include the associated Rights, and all references to the Rights shall be deemed to include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but that any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the undersigned's rights to receive payment for Shares validly tendered and accepted for payment.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all of the Shares and Rights that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 9,
2003) and irrevocably constitutes and appoints Computershare Trust Company of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and Rights), to the full extent of the undersigned's rights with respect to such Shares and, if applicable, Rights (and any such other Shares or securities or rights) tendered by the undersigned and accepted for payment by the Purchaser, (a) to deliver certificates for such Shares and Rights (and any such other Shares or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares and Rights (and any such other Shares or securities or rights) for transfer on the Company's books and
(c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares or securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that, unless the Rights are redeemed prior to the expiration of the Offer, shareholders will be required to tender one associated Right for each Share tendered in order to effect a valid tender of such Share. If the Distribution Date has not occurred prior to the expiration of the Offer, a tender of Shares will also constitute a tender of the associated Rights. The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the date a holder's Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, the undersigned hereby agrees to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within a period ending on the later of (1) three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date that Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting Shares for payment pursuant to the Offer if the Distribution Date has occurred prior to the expiration of the Offer. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights

Certificates if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     If, on or after July 9, 2003, the Company declares or pays any cash dividend on the Shares or other distribution on the Shares (except for regular quarterly cash dividends on the Shares not in excess of $0.01 per Share having customary and usual record dates and payment dates), or issues with respect to the Shares any additional Shares, shares of any other class of capital stock, other than voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 11 and Section 14 of the Offer to Purchase, (1) the Offer Price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividends or cash distributions and (2) the whole of any such noncash dividend, distribution or issuance to be received by the tendering shareholders will (a) be received and held by the tendering shareholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer or (b) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned hereby irrevocably appoints Larry D. Yost and Juan L. De La Riva, or either of them, and any other individual designated by either of them or the Purchaser, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of such shareholder as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares and Rights tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 9, 2003) that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment will be effective if, when, and only to the extent that the Purchaser accepts such Shares and Rights for payment as provided in the Offer to Purchase. This proxy is coupled with an interest in the Shares and Rights tendered hereby. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and Rights and other securities will, without further action, be revoked and no subsequent proxies may be given by the undersigned. The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, the Purchaser must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 9, 2003) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares and Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares or Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.

[ ] IF ANY OF THE CERTIFICATES REPRESENTING SHARES OR, IF APPLICABLE, RIGHTS THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN SEE INSTRUCTION 9.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be issued in the name of someone other than the undersigned.

Issue  [ ] Check
       [ ] Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
              (Employer Identification or Social Security Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail  [ ] Check
       [ ] Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
              (Employer Identification or Social Security Number)

                                   SIGN HERE
      (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE OTHER SIDE OF THIS FORM)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated: ------------------------------ , 200
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares and Rights or on a security position listing. If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Daytime Area Code and Telephone Number:
                                        ----------------------------------------

Employer Identification or Social Security Number:
                                                   -----------------------------
                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1, 2 AND 5)
                    (FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

(PLACE MEDALLION GUARANTEE IN SPACE BELOW)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                       ---------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number: ------------------------------------------------

Dated: ------------------------------ , 200--

             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

-------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9 DEPARTMENT OF THE    PART 1 -- PLEASE PROVIDE                         SOCIAL SECURITY NUMBER OR
TREASURY                                 YOUR TIN IN THE BOX AT THE                       EMPLOYER IDENTIFICATION NUMBER
INTERNAL REVENUE SERVICE                 RIGHT AND CERTIFY BY
PAYER'S REQUEST FOR                      SIGNING AND DATING BELOW                         ------------------------------------
TAXPAYER
IDENTIFICATION
NUMBER ("TIN")
-------------------------------------------------------------------------------------------------------------------------------
PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to
    me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------------------------------------------------------

Signature: -------------------------------------------------------------------------      [ ] PART 3 -- Awaiting TIN
Name: --------------------------------------- Date: -------------------------------
Address: ---------------------------------------------------------------------------
(PLEASE PRINT)
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 28% of all reportable payments made to me pursuant to the Offer will be withheld if I do not provide a TIN by the time of payment but will be refunded to me if I provide a TIN within 60 days.

Signature:
------------------------------------------------ Date:           , 200
-

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (2) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in a medallion program approved by the Securities Transfer Association Inc., including the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange Medallion Signature Program, or other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if (a) Share Certificates and/or Rights Certificates are to be forwarded herewith or (b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights (if available) is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a holder validly to tender Shares or Rights pursuant to the Offer, either (1) on or prior to the Expiration Date, (a) Share Certificates representing tendered Shares and, prior to the Distribution Date, Rights, must be received by the Depositary at one of its addresses set forth herein, or such Shares and Rights must be tendered pursuant to the book-entry transfer procedures set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary, (b) this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares, must be received by the Depositary at one of such addresses and (c) any other documents required by this Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering shareholder must comply with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. If a Distribution Date has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed.

     "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares and, if applicable, the Rights, which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     If a shareholder desires to tender Shares and Rights pursuant to the Offer and such shareholder's Share Certificates or, if applicable, Rights Certificates are not immediately available (including if the Distribution Date has occurred but Rights Certificates have not yet been distributed) or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder's tender may nevertheless be effected according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS (IF APPLICABLE), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares and Rights that are to be tendered in the box entitled "Number of Shares Tendered" and "Number of Rights Tendered," respectively. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required with respect to such Shares or Rights unless payment is to be made to, or certificates for Shares or Rights not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If the Share Certificates or Rights Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Share Certificates not tendered or not accepted for payment are to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered Share Certificates or Rights Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares and/or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A shareholder tendering Shares and Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. 28% Backup Withholding. In order to avoid backup withholding on payments of cash pursuant to the Offer, a shareholder surrendering Shares and/or Rights in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 28%. All shareholders surrendering Shares and/or Rights pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares and Rights. If the Shares or Rights are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee also must complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     9. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) promptly notify the transfer agent for the Shares, The Bank of New York at (866) 350-3263. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     10. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares or Rights tendered.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to MacKenzie Partners, Inc. (the "Information Agent") or to UBS Securities LLC (the "Dealer Manager") at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

     12. Dividend Reinvestment Plan. If you desire to tender Shares credited to your account under the Dividend Reinvestment Plan, you should complete the provisions under the caption "Dividend Reinvestment Plan Shares" above. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account(s) (including any Shares purchased on or after July 9, 2003 and credited to such account(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's Dividend Reinvestment Plan account will be tendered.

     IMPORTANT: IN ORDER FOR SHARES TO BE VALIDLY TENDERED PURSUANT TO THE OFFER, (1) ON OR PRIOR TO THE EXPIRATION DATE (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE DEPOSITARY, OR IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, AN AGENT'S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, (B) ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND (C) EITHER SHARE CERTIFICATES REPRESENTING TENDERED SHARES AND, PRIOR TO THE DISTRIBUTION DATE, RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SUCH SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AND A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY, OR (2) THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY AS SET FORTH HEREIN.

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY AND ALL REQUIRED SIGNATURE GUARANTEES, CERTIFICATES FOR SHARES AND/OR RIGHTS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH AT THE BEGINNING OF THIS LETTER OF TRANSMITTAL.

                            ------------------------

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                       or

                         CALL TOLL-FREE (800) 322-2885

                       Email:proxy@mackenziepartners.com

                      The Dealer Manager for the Offer is:

                                   [UBS LOGO]

                          299 Park Avenue, 39th Floor
                            New York, New York 10171
                         (866)504-7355 (call toll free)